UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2015

Item 1: Report(s) to Shareholders.

Semiannual report dated August 31, 2015, enclosed.
Schwab Fundamental Global Real Estate Index Fund

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Schwab Fundamental Global Real Estate Index Fund
Semiannual Report
August 31, 2015

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 6 Months Ended August 31, 2015
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	-9.84%*
Russell Fundamental Global Select Real Estate Index (Net)**	-10.30%
Fund Category: Morningstar Global Real Estate	-8.74%
Performance Details	pages 6-7

Minimum Initial Investment[1]	$100
All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
Index ownership—“Russell Fundamental Global Select Real Estate Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
**	The total return cited for the index is calculated net of foreign withholding taxes.
[1]	Please see the fund's prospectus for further detail and eligibility requirements.
2Schwab Fundamental Global Real Estate Index Fund

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.
Dear Shareholder,
At Charles Schwab Investment Management, our goal is to provide foundational products with consistent performance that help investors to build well-diversified portfolios. The Schwab Fundamental Global Real Estate Index Fund represents an important part of our product line-up. The fund was launched on October 22, 2014, and we are excited about this key addition to our suite of fundamentally weighted products.
In recent years, fundamentally weighted strategies have experienced considerable asset growth. Unlike traditional equity indices that are often weighted by market capitalization, fundamentally weighted indices select and weight stocks by objective non-price measures, such as dividends, cash flow, and sales. By using this weighting methodology, such funds can serve as an effective complement to capitalization weighted index funds and actively managed investment vehicles.
For the six-month reporting period ended August 31, 2015, the fund returned -9.8% and closely tracked the -10.3% return of the Russell Fundamental Global Select Real Estate Index.1 The deceleration of the Chinese economy and the devaluation of the yuan contributed to market uncertainty, weighing not only on real estate securities in China and Hong Kong, but also on many securities in countries outside of Asia. Speculation surrounding the timing of a potential short-term interest rate increase by the Federal Reserve (the Fed) remained over the reporting period, negatively affecting many income-focused investments, including U.S. real estate investment trusts. From a country standpoint, strong fundamentals contributed to a solid
Asset Class Performance Comparison % returns during during the six months ended 8/31/2015

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab Fundamental Global Real Estate Index Fund3

From the President continued

For the six-month reporting period ended August 31, 2015, the fund returned -9.8% and closely tracked the -10.30% return of the Russell Fundamental Global Select Real Estate Index.1

performance by real estate securities from the United Kingdom, while those from Brazil underperformed by comparison, due in part to sharp fluctuations in commodity prices.
Although the Fed’s quantitative easing policies in the U.S. have ended, many other central banks increased measures aimed at propelling economic growth and combatting deflation during the six-month reporting period. This divergence in policies contributed to the appreciation of the U.S. dollar versus many international currencies, generally reducing returns on overseas investments in U.S. dollar terms.
For more information about the performance, holdings, and portfolio characteristics of the Schwab Fundamental Global Real Estate Index Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-800-435-4000.
Sincerely,
[1]	The total return cited is calculated net of foreign withholding taxes.
4Schwab Fundamental Global Real Estate Index Fund

Fund Management
Agnes Hong, CFA, Vice President and Head of Passive Equity Products, leads the portfolio management teams of Schwab’s passive equity funds and equity ETFs. She also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (currently BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.
Schwab Fundamental Global Real Estate Index Fund5

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of 08/31/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Total Returns1,2
Fund and Inception Date	6 Months	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	-9.84%*	-2.21%
Russell Fundamental Global Select Real Estate Index (Net)	-10.30%	-2.53%
FTSE EPRA/NAREIT Global Index (Net)	-10.15%	-2.32%
Fund Category: Morningstar Global Real Estate	-8.74%	-1.13%
Fund Expense Ratios3: Net 0.49%; Gross 0.69%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The fund's performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — “Russell Fundamental Global Select Real Estate Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	As stated in the fund's prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.
6Schwab Fundamental Global Real Estate Index Fund

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of 08/31/15 continued
Statistics
Number of Holdings	251
Weighted Average Market Cap (millions)	$13,094
Price/Earnings Ratio (P/E)	15.0
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate[1]	15%
Industry Weightings % of Investments
Real Estate Management & Development	29.8%
Retail REITs	19.6%
Specialized REITs	16.1%
Office REITs	11.2%
Diversified REITs	11.7%
Residential REITs	7.0%
Industrial REITs	3.2%
Homebuilding	0.8%
Hotels, Resorts & Cruise Lines	0.2%
Other Investment Company	0.2%
Short-Term Investments	0.2%
Total	100.0%
Top Holdings % of Net Assets[2]
Simon Property Group, Inc.	3.2%
Westfield Corp.	2.5%
Mitsui Fudosan Co., Ltd.	2.5%
Unibail-Rodamco SE	2.2%
Mitsubishi Estate Co., Ltd.	2.2%
Daito Trust Construction Co., Ltd.	1.8%
Public Storage	1.7%
Equity Residential	1.7%
American Tower Corp.	1.6%
Vornado Realty Trust	1.5%
Total	20.9%
Country Weightings % of Investments
United States	45.0%
Japan	13.6%
Australia	8.1%
Hong Kong	6.9%
China	6.3%
France	5.5%
United Kingdom	4.4%
Other	10.2%
Total	100.0%
Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Not annualized.
[2]	This list is not a recommendation of any security by the investment adviser.
Schwab Fundamental Global Real Estate Index Fund7

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2015 and held through August 31, 2015.
The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 3/1/15	Ending Account Value (Net of Expenses) at 8/31/15	Expenses Paid During Period[2] 3/1/15–8/31/15
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.49%	$1,000.00	$ 900.80	$ 2.34
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.64	$2.49

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
8Schwab Fundamental Global Real Estate Index Fund

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
	3/1/15– 8/31/15*	10/22/14 [1]– 2/28/15
Per-Share Data ($)
Net asset value at beginning of period	10.74	10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.17	0.10
Net realized and unrealized gains (losses)	(1.22)	0.75
Total from investment operations	(1.05)	0.85
Less distributions:
Distributions from net investment income	(0.21)	(0.11)
Distributions from net realized gains	—	(0.00) [3]
Total distributions	(0.21)	(0.11)
Net asset value at end of period	9.48	10.74
Total return (%)	(9.92) [4]	8.57 [4]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.49 [5]	0.13 [5],[6]
Gross operating expenses	0.86 [5]	2.58 [5]
Net investment income (loss)	3.16 [5]	2.62 [5]
Portfolio turnover rate	15 [4]	4 [4]
Net assets, end of period ($ x 1,000,000)	91	105

*	Unaudited.

Commencement of operations.

Calculated based on the average shares outstanding during the period.

Amount is less than $0.005.

Not annualized.

Annualized (except for offering costs on the gross operating expenses ratio).

The ratio presented for period ended 2/28/15 is a blended ratio.
See financial notes    9

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of August 31, 2015 (Unaudited)
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	97,366,405	90,966,423
0.2%	Other Investment Company	224,435	223,050
0.2%	Short-Term Investments	158,033	158,033
100.0%	Total Investments	97,748,873	91,347,506
0.0%	Other Assets and Liabilities, Net		309
100.0%	Net Assets		91,347,815

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets
Australia 8.0%
Real Estate 8.0%
Charter Hall Retail REIT	39,429	112,499
Dexus Property Group	104,465	546,716
Federation Centres	64,669	130,001
Goodman Group	119,413	516,092
Investa Office Fund	62,582	171,107
Lend Lease Group	97,012	959,919
Mirvac Group	510,417	634,542
Scentre Group	82,284	222,884
Stockland	447,644	1,243,756
The GPT Group	155,630	497,374
Westfield Corp.	328,285	2,273,304
		7,308,194
Austria 0.3%
Real Estate 0.3%
IMMOFINANZ AG *	102,981	256,836
Belgium 0.4%
Real Estate 0.4%
Befimmo S.A.	2,001	123,475
Cofinimmo S.A.	2,141	224,821
		348,296
Brazil 0.6%
Consumer Durables & Apparel 0.2%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	82,594	191,303
Security	Number of Shares	Value ($)
Real Estate 0.4%
BR Malls Participacoes S.A.	46,179	142,612
BR Properties S.A.	39,053	108,760
Multiplan Empreendimentos Imobiliarios S.A.	8,961	101,751
		353,123
		544,426
Canada 1.8%
Real Estate 1.8%
Artis Real Estate Investment Trust	2,553	23,791
Boardwalk Real Estate Investment Trust	2,980	123,517
Canadian Apartment Properties REIT	1,391	29,605
Canadian Real Estate Investment Trust	3,797	118,332
Colliers International Group, Inc.	2,269	100,066
Cominar Real Estate Investment Trust	9,593	118,345
Dream Office Real Estate Investment Trust	6,219	100,499
First Capital Realty, Inc.	11,110	146,855
Granite Real Estate Investment Trust	5,848	170,959
H&R Real Estate Investment Trust	13,371	209,875
RioCan Real Estate Investment Trust	16,999	314,112
Smart Real Estate Investment Trust	7,889	175,518
		1,631,474
China 6.3%
Real Estate 6.3%
Agile Property Holdings Ltd.	678,000	334,479
Beijing Capital Land Ltd., Class H	39,926	16,023
China Overseas Land & Investment Ltd.	356,000	1,042,730
China Resources Land Ltd.	166,000	415,808
China Vanke Co., Ltd., Class H	141,700	322,643
Country Garden Holdings Co., Ltd.	889,000	311,374
Dalian Wanda Commercial Properties Co., Ltd., Class H (a)	6,700	41,322
Evergrande Real Estate Group Ltd.	903,000	595,261
Franshion Properties China Ltd.	532,000	133,971
Greentown China Holdings Ltd. *	194,000	151,204
Guangzhou R&F Properties Co., Ltd., Class H *	371,600	340,187
Kerry Properties Ltd.	115,500	346,480
KWG Property Holding Ltd.	198,500	125,628
Longfor Properties Co., Ltd.	137,000	166,484
New World China Land Ltd.	54,000	32,704
Poly Property Group Co., Ltd.	451,000	120,650
Shenzhen Investment Ltd.	360,000	127,760
10    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings (Unaudited) continued
Security	Number of Shares	Value ($)
Shimao Property Holdings Ltd.	182,000	254,715
Shui On Land Ltd.	647,000	142,272
Sino-Ocean Land Holdings Ltd.	520,000	271,871
SOHO China Ltd.	492,500	210,433
Sunac China Holdings Ltd.	198,000	107,096
Yuexiu Property Co., Ltd.	948,000	149,775
		5,760,870
France 5.5%
Real Estate 5.5%
Fonciere Des Regions	6,131	511,234
Gecina S.A.	3,505	442,372
ICADE	6,152	440,786
Klepierre	20,584	905,881
Mercialys S.A.	8,516	191,751
Nexity S.A.	11,780	526,708
Unibail-Rodamco SE	7,828	2,032,318
		5,051,050
Germany 0.4%
Real Estate 0.4%
Deutsche Annington Immobilien SE	3,559	116,651
Deutsche Euroshop AG	3,685	163,882
Deutsche Wohnen AG	1,837	48,337
LEG Immobilien AG *	520	38,983
		367,853
Hong Kong 6.9%
Real Estate 6.9%
China South City Holdings Ltd.	80,000	20,628
Great Eagle Holdings Ltd.	42,000	130,593
Hang Lung Group Ltd.	81,000	314,065
Hang Lung Properties Ltd.	158,000	357,692
Henderson Land Development Co., Ltd.	53,500	330,229
Hongkong Land Holdings Ltd.	86,800	601,393
Hopewell Holdings Ltd.	6,000	20,508
Hysan Development Co., Ltd.	33,000	132,720
New World Development Co., Ltd.	632,000	643,223
Sino Land Co., Ltd.	296,000	439,353
Sun Hung Kai Properties Ltd.	89,000	1,129,301
Swire Properties Ltd.	75,200	229,607
The Link REIT	124,000	657,526
The Wharf Holdings Ltd.	139,000	783,261
Wheelock & Co., Ltd.	119,000	540,231
		6,330,330
India 0.1%
Real Estate 0.1%
DLF Ltd.	80,000	133,740
Italy 0.2%
Real Estate 0.2%
Beni Stabili S.p.A	186,386	144,767
Security	Number of Shares	Value ($)
Japan 13.6%
Real Estate 13.6%
Advance Residence Investment Corp.	107	222,151
Aeon Mall Co., Ltd.	16,700	280,961
Daikyo, Inc.	28,000	43,714
Daito Trust Construction Co., Ltd.	15,400	1,682,225
Frontier Real Estate Investment Corp.	32	128,162
Fukuoka REIT Corp.	18	27,952
Japan Excellent, Inc.	137	147,619
Japan Logistics Fund, Inc.	13	23,468
Japan Prime Realty Investment Corp.	68	219,811
Japan Real Estate Investment Corp.	104	435,953
Japan Retail Fund Investment Corp.	225	413,611
Kenedix Office Investment Corp.	36	160,091
Leopalace21 Corp. *	56,300	273,682
Mitsubishi Estate Co., Ltd.	92,000	1,978,996
Mitsui Fudosan Co., Ltd.	81,000	2,244,391
Mori Trust Sogo REIT, Inc.	71	122,292
Nippon Accommodations Fund, Inc.	35	116,207
Nippon Building Fund, Inc.	128	537,773
Nippon Prologis REIT, Inc.	14	25,342
Nomura Real Estate Holdings, Inc.	29,800	559,012
Nomura Real Estate Office Fund, Inc.	59	232,599
NTT Urban Development Corp.	15,800	147,108
Orix JREIT, Inc.	169	212,915
Premier Investment Corp.	5	25,058
Relo Holdings, Inc.	1,800	188,023
Sumitomo Realty & Development Co., Ltd.	36,000	1,215,590
Tokyo Tatemono Co., Ltd.	20,600	258,769
Tokyu Fudosan Holdings Corp.	22,300	153,222
Top REIT, Inc.	29	113,551
United Urban Investment Corp.	180	236,364
		12,426,612
Netherlands 0.7%
Real Estate 0.7%
Eurocommercial Properties N.V. CVA	4,326	191,774
NSI N.V.	7,572	31,945
Vastned Retail N.V.	3,715	169,311
Wereldhave N.V.	3,806	217,842
		610,872
Singapore 2.1%
Real Estate 2.1%
Ascendas Real Estate Investment Trust	177,300	279,819
CapitaLand Commercial Trust	156,000	146,927
CapitaLand Ltd.	242,500	486,009
CapitaLand Mall Trust	198,400	269,546
See financial notes    11

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings (Unaudited) continued
Security	Number of Shares	Value ($)
Global Logistic Properties Ltd.	104,100	163,896
Mapletree Greater China Commercial Trust	42,800	28,803
Mapletree Industrial Trust	24,900	27,108
Mapletree Logistics Trust	33,600	23,324
Suntec Real Estate Investment Trust	144,300	156,424
UOL Group Ltd.	54,100	239,903
Wing Tai Holdings Ltd.	25,000	29,177
Yanlord Land Group Ltd.	35,500	27,279
		1,878,215
South Africa 1.1%
Real Estate 1.1%
Emira Property Fund Ltd.	85,627	113,523
Growthpoint Properties Ltd.	235,113	463,816
Redefine Properties Ltd.	285,255	247,175
SA Corporate Real Estate Fund Nominees Pty Ltd.	404,559	155,598
		980,112
Sweden 0.9%
Diversified Financials 0.3%
LE Lundbergfortagen AB, B Shares	5,382	258,958
Real Estate 0.6%
Castellum AB	16,990	240,441
Fabege AB	12,863	181,810
Kungsleden AB	22,951	153,413
Wihlborgs Fastigheter AB	1,820	31,753
		607,417
		866,375
Switzerland 0.4%
Real Estate 0.4%
Allreal Holding AG - Reg'd *	1,239	167,652
Swiss Prime Site AG - Reg'd *	2,802	219,965
		387,617
Taiwan 0.7%
Real Estate 0.7%
Chong Hong Construction Co., Ltd.	56,000	78,140
Farglory Land Development Co., Ltd.	129,000	119,809
Highwealth Construction Corp.	143,000	221,486
Huaku Development Co., Ltd.	71,000	114,495
Radium Life Tech Co., Ltd. *	63,827	20,137
Ruentex Development Co., Ltd.	86,000	91,986
		646,053
United Arab Emirates 0.5%
Real Estate 0.5%
Emaar Properties PJSC	227,717	421,485
Security	Number of Shares	Value ($)
United Kingdom 4.4%
Real Estate 4.4%
Derwent London plc	3,873	212,745
Hammerson plc	61,534	588,393
Intu Properties plc	84,526	415,283
Land Securities Group plc	65,834	1,257,552
Savills plc	18,288	251,166
Segro plc	86,515	551,491
Shaftesbury plc	10,257	140,809
The British Land Co., plc	50,371	628,052
		4,045,491
United States 44.7%
Real Estate 44.7%
Alexandria Real Estate Equities, Inc.	4,451	382,742
American Campus Communities, Inc.	6,769	231,838
American Tower Corp.	15,566	1,435,030
Apartment Investment & Management Co., Class A	16,179	582,929
AvalonBay Communities, Inc.	5,513	909,976
BioMed Realty Trust, Inc.	16,282	301,217
Boston Properties, Inc.	8,675	983,572
Brandywine Realty Trust	21,675	262,701
Brixmor Property Group, Inc.	2,400	54,768
Camden Property Trust	6,488	467,331
CBL & Associates Properties, Inc.	21,188	315,277
CBRE Group, Inc., Class A *	14,687	470,278
Chambers Street Properties	3,281	22,212
Columbia Property Trust, Inc.	18,112	387,235
Corporate Office Properties Trust	11,777	247,670
Corrections Corp. of America	20,225	594,211
Crown Castle International Corp.	10,439	870,508
CubeSmart	1,106	27,971
DCT Industrial Trust, Inc.	6,167	198,022
DDR Corp.	18,675	285,541
DiamondRock Hospitality Co.	17,182	202,060
Digital Realty Trust, Inc.	10,401	658,591
Douglas Emmett, Inc.	10,613	293,237
Duke Realty Corp.	28,855	521,121
DuPont Fabros Technology, Inc.	886	23,683
EastGroup Properties, Inc.	2,721	146,934
EPR Properties	4,917	250,226
Equinix, Inc.	1,886	508,786
Equity Commonwealth *	18,461	474,263
Equity LifeStyle Properties, Inc.	3,893	217,074
Equity One, Inc.	5,028	118,208
Equity Residential	21,256	1,514,490
Essex Property Trust, Inc.	1,862	399,622
Extra Space Storage, Inc.	3,477	255,490
Federal Realty Investment Trust	3,861	498,378
Forest City Enterprises, Inc., Class A *	1,328	28,592
Franklin Street Properties Corp.	10,448	108,764
General Growth Properties, Inc.	32,090	814,444
Government Properties Income Trust	6,471	102,501
HCP, Inc.	35,303	1,308,329
12    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings (Unaudited) continued
Security	Number of Shares	Value ($)
Health Care REIT, Inc.	14,422	913,634
Healthcare Realty Trust, Inc.	9,023	206,627
Healthcare Trust of America, Inc., Class A	6,181	148,406
Hersha Hospitality Trust	4,685	114,501
Highwoods Properties, Inc.	8,489	322,073
Home Properties, Inc.	5,186	384,853
Hospitality Properties Trust	24,734	636,159
Host Hotels & Resorts, Inc.	59,549	1,055,804
Investors Real Estate Trust	15,931	106,578
Iron Mountain, Inc.	33,293	943,524
Jones Lang LaSalle, Inc.	4,007	596,522
Kilroy Realty Corp.	4,021	260,802
Kimco Realty Corp.	31,511	726,329
LaSalle Hotel Properties	6,707	211,002
Lexington Realty Trust	24,831	200,386
Liberty Property Trust	17,195	528,574
Mack-Cali Realty Corp.	27,204	509,531
Medical Properties Trust, Inc.	9,992	116,607
Mid-America Apartment Communities, Inc.	3,959	311,138
National Retail Properties, Inc.	6,958	241,791
Omega Healthcare Investors, Inc.	6,826	230,582
Pennsylvania Real Estate Investment Trust	7,598	150,744
Piedmont Office Realty Trust, Inc., Class A	29,765	504,814
Post Properties, Inc.	3,158	174,827
Prologis, Inc.	24,249	921,462
PS Business Parks, Inc.	1,704	124,324
Public Storage	7,878	1,585,605
Realogy Holdings Corp. *	2,911	117,313
Realty Income Corp.	8,118	362,793
Regency Centers Corp.	6,880	408,053
Retail Properties of America, Inc., Class A	23,716	323,723
RLJ Lodging Trust	8,110	223,349
Ryman Hospitality Properties, Inc.	3,291	168,598
Sabra Health Care REIT, Inc.	6,918	165,824
Senior Housing Properties Trust	19,777	310,499
Simon Property Group, Inc.	16,134	2,893,149
SL Green Realty Corp.	3,813	394,684
Sovran Self Storage, Inc.	1,839	165,013
Spirit Realty Capital, Inc.	2,662	25,555
Sun Communities, Inc.	2,504	163,286
Sunstone Hotel Investors, Inc.	10,199	141,052
Tanger Factory Outlet Centers, Inc.	6,024	190,599
Taubman Centers, Inc.	4,145	285,964
The Geo Group, Inc.	7,337	220,330
The Macerich Co.	8,627	657,205
UDR, Inc.	17,455	563,797
Ventas, Inc.	21,204	1,166,644
Vornado Realty Trust	15,431	1,345,429
Washington Real Estate Investment Trust	9,359	230,231
Security	Number of Shares	Value ($)
Weingarten Realty Investors	12,019	380,281
WP Carey, Inc.	3,817	219,363
		40,825,755
Total Common Stock
(Cost $97,366,405)		90,966,423

Other Investment Company 0.2% of net assets
Equity Fund 0.2%
United States 0.2%
SPDR Dow Jones Global Real Estate ETF	5,000	223,050
Total Other Investment Company
(Cost $224,435)		223,050
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.2% of net assets
Time Deposits 0.2%
Australia & New Zealand Banking Group Ltd.
Australian Dollar
0.80%, 09/01/15	143,546	102,155
Brown Brothers Harriman
Canadian Dollar
0.10%, 09/01/15	1,279	972
Euro
(0.22%), 09/01/15	2,923	3,280
Singapore Dollar
0.10%, 09/01/15	6,034	4,276
Swiss Franc
(1.00%), 09/01/15	48	50
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.03%, 09/01/15	47,300	47,300
Total Short-Term Investments
(Cost $158,033)		158,033

End of Investments.

At 08/31/15, the tax basis cost of the fund's investments was $97,985,825 and the unrealized appreciation and depreciation were $1,908,785 and ($8,547,104), respectively, with a net unrealized depreciation of ($6,638,319).
As of 08/31/15, the values of certain foreign securities held by the fund aggregating $46,560,501 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $41,322 or 0.0% of net assets.

See financial notes    13

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings (Unaudited) continued
CVA —	Dutch Certificate
ETF —	Exchange Traded Fund
Reg'd —	Registered
REIT —	Real Estate Investment Trust
SPDR —	Standard & Poor's Depositary Receipts

The following is a summary of the inputs used to value the fund's investments as of August 31, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$41,545,989	$—	$41,545,989
Brazil [1]	544,426	—	—	544,426
Canada [1]	1,631,474	—	—	1,631,474
France
Real Estate	967,494	4,083,556	—	5,051,050
South Africa
Real Estate	269,121	710,991	—	980,112
Switzerland
Real Estate	167,652	219,965	—	387,617
United States[1]	40,825,755	—	—	40,825,755
Other Investment Company	223,050	—	—	223,050
Short-Term Investments[1]	—	158,033	—	158,033
Total	$44,628,972	$46,718,534	$—	$91,347,506
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $1,316,261 and $1,183,683 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended August 31, 2015. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.
14    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of
Assets and Liabilities
As of August 31, 2015; unaudited
Assets
Investments, at value (cost $97,748,873)		$91,347,506
Foreign currency, at value (cost $4,272)		4,262
Receivables:
Investments sold		162,972
Dividends		123,840
Fund shares sold		87,308
Foreign tax reclaims		7,104
Prepaid offering costs		14,570
Prepaid expenses	+	15,573
Total assets		91,763,135
Liabilities
Payables:
Investment adviser and administrator fees		46,805
Shareholder service fees		1,782
Fund shares redeemed		230,991
Offering costs		14,570
Accrued expenses	+	121,172
Total liabilities		415,320
Net Assets
Total assets		91,763,135
Total liabilities	–	415,320
Net assets		$91,347,815
Net Assets by Source
Capital received from investors		98,566,209
Distributions in excess of net investment income		(446,920)
Net realized capital losses		(369,139)
Net unrealized capital depreciation		(6,402,335)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$91,347,815		9,636,684		$9.48

See financial notes    15

Schwab Fundamental Global Real Estate Index Fund
Statement of
Operations
For the period March 1, 2015 through August 31, 2015; unaudited
Investment Income
Dividends (net of foreign withholding tax of $113,148)		$1,908,799
Interest	+	98
Total investment income		1,908,897
Expenses
Investment adviser and administrator fees		209,042
Shareholder service fees		52,165
Offering costs		51,277
Index fee		44,813
Professional fees		31,890
Custodian fees		29,325
Shareholder reports		18,959
Portfolio accounting fees		15,919
Transfer agent fees		10,872
Registration fees		4,149
Independent trustees' fees		3,568
Interest expense		44
Other expenses	+	4,892
Total expenses		476,915
Expense reduction by CSIM and its affiliates	–	220,795
Net expenses	–	256,120
Net investment income		1,652,777
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(280,887)
Net realized losses on futures contracts		(12,098)
Net realized losses on foreign currency transactions	+	(3,300)
Net realized losses		(296,285)
Net change in unrealized appreciation (depreciation) on investments		(11,715,659)
Net change in unrealized appreciation (depreciation) on futures contracts		1,334
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(2,587)
Net change in unrealized appreciation (depreciation)	+	(11,716,912)
Net realized and unrealized losses		(12,013,197)
Decrease in net assets resulting from operations		($10,360,420)
16    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Figures for the current period are unaudited
Operations
	3/1/15-8/31/15		10/22/14*-2/28/15
Net investment income		$1,652,777	$802,053
Net realized gains (losses)		(296,285)	62,109
Net change in unrealized appreciation (depreciation)	+	(11,716,912)	5,314,577
Increase (decrease) in net assets from operations		(10,360,420)	6,178,739
Distributions to Shareholders
Distributions from net investment income		(2,117,130)	(916,331)
Distributions from net realized gains	+	—	(3,252)
Total distributions		($2,117,130)	($919,583)

Transactions in Fund Shares
		3/1/15-8/31/15		10/22/14*-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,452,702	$15,216,507	10,123,658	$103,354,738
Shares reinvested		158,444	1,657,444	69,163	719,990
Shares redeemed	+	(1,781,432)	(18,326,660)	(385,851)	(4,055,810)
Net transactions in fund shares		(170,286)	($1,452,709)	9,806,970	$100,018,918
Shares Outstanding and Net Assets
		3/1/15-8/31/15		10/22/14*-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,806,970	$105,278,074	—	$—
Total increase or decrease	+	(170,286)	(13,930,259)	9,806,970	105,278,074
End of period		9,636,684	$91,347,815	9,806,970	$105,278,074
Distributions in excess of net investment income/Net investment income not yet distributed			($446,920)		$17,433
*	Commencement of operations.
See financial notes    17

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited
1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
Schwab Capital Trust (organized May 7, 1993)	Schwab Large-Cap Growth Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Small-Cap Equity Fund
Schwab Fundamental US Large Company Index Fund	Schwab Hedged Equity Fund
Schwab Fundamental US Small Company Index Fund	Schwab Financial Services Fund
Schwab Fundamental International Large Company Index Fund	Schwab Health Care Fund
Schwab Fundamental International Small Company Index Fund	Schwab International Core Equity Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2010 Fund
Schwab S&P 500 Index Fund	Schwab Target 2015 Fund
Schwab Small-Cap Index Fund	Schwab Target 2020 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2025 Fund
Schwab International Index Fund	Schwab Target 2030 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2050 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2055 Fund
Laudus International MarketMasters Fund	Schwab Monthly Income Fund — Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund — Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund — Maximum Payout
Schwab Dividend Equity Fund

Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund's Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund commenced operations on October 22, 2014.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund invests in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
2. Significant Accounting Policies (continued):
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•  Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations,

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
2. Significant Accounting Policies (continued):
most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of August 31, 2015 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Real Estate Investment Trusts: The fund may own shares of real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from U.S. REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual U.S. REITs or realized gains on investments, respectively.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
2. Significant Accounting Policies (continued):
denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2015, if any, are reflected in the fund’s Statement of Assets and Liabilities.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund's prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in global real estate companies, including REITs, as measured by the index. It follows those stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance may be below that of the index.
Small- and Mid-Cap Risk. Even the larger REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the fund’s small- and mid-cap holdings could reduce performance.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary receipts (ADRs), Global Depository receipts (GDRs) and European Depository receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
3. Risk Factors (continued):
than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund's investments in a single country or a limited number of countries represent a larger percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Market Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack-of-availability risk, valuation risk, correlation risk and tax risk. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the initial amount invested. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Exchange-Traded Fund (ETF) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is design to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
3. Risk Factors (continued):
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
% of Average Daily Net Assets
First $500 million	0.40%
$500 million to $5 billion	0.38%
$5 billion to $10 billion	0.36%
Over $10 billion	0.34%
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund's paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the fund to Schwab in its capacity as the fund's paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
Total offering costs of approximately $102,000 paid in connection with the offering of shares of the fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. CSIM has agreed to reimburse the fund for all offering costs.
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with CSIM pursuant to which CSIM has agreed to sublicense certain Russell indices and trademarks to the fund. Under the sublicense agreement, the fund pays all applicable licensing fees.
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
6. Borrowing from Banks:
The fund has access to custodian overdraft facilities. During the period, the fund also had access to a committed line of credit of $150 million with State Street Bank and Trust Company (State Street), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.
There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred an interest expense, which is disclosed on the fund's Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
Effective October 8, 2015, the existing lines of credit were terminated and the fund became a participant in a syndicated, committed line of credit of $530 million with State Street, as agent.
7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at August 31, 2015 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the fund was $191,092 and the month-end average number of contracts held was 2.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2015, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$15,619,326	$16,807,348
9. Redemption Fee:
The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current period are:
Current Period (3/1/15-8/31/15)	Prior Period (10/22/14*-2/28/15)
$2,319	$5,119
*	Commencement of operations.
10. Federal Income Taxes:
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2015, the fund had no capital loss carryforwards.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)
10. Federal Income Taxes (continued):
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2015, the fund had no capital losses deferred and no capital loss carryforwards utilized.
As of February 28, 2015, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.
11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) (the Agreement) with respect to the existing funds in the Trust, including Schwab Fundamental Global Real Estate Index Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 29, 2015, and June 1, 2015, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 1, 2015. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and the unique insurance dedicated distribution arrangements of the Fund as compared to other funds managed by CSIM. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers
The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 95 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	74	Director, Gilead Sciences, Inc. (2005 – present)
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013)	74	Director, KLA-Tencor Corporation (2008 – present)
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	95	None

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	74	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989; Schwab Investments since 1991; Schwab Capital Trust since 1993; Schwab Annuity Portfolios since 1994; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director, Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 – present)
Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director, Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).
George Pereira
1964
Treasurer and Principal Financial Officer, Schwab Funds
Treasurer and Chief Financial Officer, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust and Laudus Institutional Trust since 2006)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2005)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab and Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds or Laudus Funds to retire from all Boards upon their required retirement date from either Board.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Boards.

Glossary
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index constituents are from developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell Fundamental Global Select Real Estate Index  An index that ranks and weights global real estate securities by three fundamental measures of company size—adjusted sales, retained operating cash flow and dividends plus buybacks—rather than by market capitalization. Fundamental scores are created using the members of the Russell Fundamental Global Index classified as Real Estate or Real Estate Investment Trusts according to the Russell Global Sectors classification scheme. Mortgage and Timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. Once the index has been created it is rebalanced quarterly using a tranche methodology. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.
Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Financial Services Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.
[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-800-435-4000
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2015 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR87850-00
00153424

Item 2: Code of Ethics.

Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Code of ethics – not applicable to this semi-annual report.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 14, 2015

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	October 12, 2015